Exhibit 10.1

Execution Copy

AMENDING AGREEMENT

THIS AMENDING AGREEMENT (this “Agreement”), dated as of,________________ 2008, is made by and among OccuLogix, Inc. (the “Company”), a Delaware corporation with executive offices located at 2600 Skymark Avenue, Building 9, Suite 201, Mississauga, Ontario, L4W 5B2, Marchant Securities Inc. (the “Agent”), an Ontario corporation with offices located at 100 York Boulevard, Suite 404, Richmond Hill, Ontario, L4B 1J8, and the undersigned investor (the “Investor”).

The Company may be considered a “connected issuer” and/or a “related issuer” (as those terms are defined in National Instrument 33-105—Underwriting Conflicts) of the Agent.  Elias Vamvakas, the Chairman and Chief Executive Officer of the Company, and members of his family have an indirect ownership interest in the Agent as to approximately 32%.  See Section 3.2(p) of the Securities Purchase Agreement (defined below).

BACKGROUND

A.       Reference is made to the Securities Purchase Agreement, dated as of May 19, 2008, by and among the Company, the Agent and the investors listed on the Schedule of Investors attached as Exhibit A thereto (individually, an “SPA Investor” and, collectively, the “SPA Investors”), including the Investor, pursuant to which the SPA Investors agreed to purchase, and the Company agreed to sell, upon the terms and conditions stated therein, $5,076,500 aggregate amount of shares of common stock, par value $.001 per share, of the Company (the “Securities Purchase Agreement”).

B.        Reference also is made to the Loan Agreement, dated as of February 19, 2008, by and among the Company, the lenders listed on the Schedule of Lenders attached as Exhibit A thereto and the Agent, as collateral agent, pursuant to which the lenders party thereto advanced to the Company a loan in an aggregate principal amount of $3,000,000 (the “Original Loan Agreement”).

C.        Reference also is made to the Amending Agreement, dated as of May 5, 2008, by and among the Company, the lenders listed on the Schedule of New Lenders attached as Exhibit A thereto and the Agent, as collateral agent, pursuant to which the lenders party thereto advanced to the Company a loan in an aggregate principal amount of $300,000 and pursuant to which the Original Loan Agreement was amended (the “Amending Agreement”).  The Original Loan Agreement, as amended by the Amending Agreement, is referred to hereinafter as the “Loan Agreement”.

D.        In response to the Company’s need for additional short-term financing, certain of the SPA Investors have agreed to advance a loan to the Company in an aggregate principal amount of $2,893,500 (the “SPA Investors’ Loan”) pursuant to the Second Amending Agreement, dated as of July 28, 2008, by and among the Company, the lenders listed on the Schedule of Second New Lenders attached as Exhibit A thereto, the lenders listed on the Schedule of Required Lenders attached as Exhibit B thereto and the Agent, as collateral agent, which, among other things, amends the Loan Agreement (the “Second Amending Agreement”).  In partial consideration of the advance by certain of the SPA Investors of the SPA Investors’ Loan, the Company has agreed to decrease each such SPA Investor’s commitment under the Securities Purchase Agreement in an amount equal to the portion of the principal amount of the SPA Investors’ Loan advanced by each such SPA Investor.

E.        The Company has agreed to decrease to zero the commitment under the Securities Purchase Agreement of a certain SPA Investor who, the Company has learned, is not qualified to purchase securities of the Company pursuant to the Securities Purchase Agreement.

F.        Pursuant to, and upon the terms and conditions stated in, the Securities Purchase Agreement, as amended hereby, the Company agrees to sell $2,173,000 aggregate amount of shares of common stock, par value $.001 per share, of the Company.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, the Agent and the Investor hereby agree as follows:

1.         Definitions.  In addition to the terms defined elsewhere in this Agreement, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement.

2.         Exhibit A.

(a)        The Schedule of Investors attached as Exhibit A to the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the Schedule of Investors attached as Exhibit A to this Agreement.

(b)        For greater certainty, if the Investor is one of the SPA Investors who have agreed to advance a portion of the principal amount of the SPA Investors’ Loan pursuant to the Second Amending Agreement, then the dollar amount appearing under the column headed “Amount of Investment (U.S.$)”, opposite the Investor’s name, on the Schedule of Investors attached as Exhibit A to the Securities Purchase Agreement, as amended hereby, shall be deemed to be a dollar amount that is lower than the corresponding dollar amount appearing on such schedule, immediately prior to its amendment hereby, by the amount of the portion of the principal amount of the SPA Investors’ Loan advanced by the Investor.

(c)        From and after the date hereof, each of the SPA Investors, opposite whose name on the Schedule of Investors attached as Exhibit A to this Agreement appears a nil dollar amount under the column headed “Amount of Investment (U.S.$)”, shall no longer have any rights, or owe any obligations, under the Securities Purchase Agreement, and neither the Company nor the Agent shall have any rights against, or owe any obligations to, any of such SPA Investors pursuant to the Securities Purchase Agreement.

3.         Recital B.  The parties hereto hereby acknowledge and agree that the minimum number of shares of the Common Stock to be purchased and sold pursuant to the Securities Purchase Agreement, as amended hereby, shall be the quotient of (i) the aggregate of the dollar amounts appearing on the Schedule of Investors attached as Exhibit A to this Agreement, divided by (ii) $0.10 and, in any event, shall be less than the minimum number referenced in Recital B of the Securities Purchase Agreement.

4.         Definition of “Agency Agreement”.  The definition of “Agency Agreement” in Section 1.1 of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following definition:

“Agency Agreement” means the Agency Agreement entered into, or to be entered into, by the Agent and the Company in respect of the Offering.

5.         Section 5.1(b).  Paragraph (b) of Section 5.1 of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following paragraph (b):

(b)       Stockholder Approval.  The majority of the stockholders of the Company shall have duly approved the transactions contemplated by the Transaction Documents;

6.         Section 5.2(c).  Paragraph (b) of Section 5.2 of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following paragraph (b):

(b)       Stockholder Approval.  The majority of the stockholders of the Company shall have duly approved the transactions contemplated by the Transaction Documents.

7.         Section 7.1.  Section 7.1 of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following Section 7.1:

7.1       Termination.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date, notwithstanding any requisite approval thereof by the majority of the stockholders of the Company:

(a)       by duly authorized mutual written consent executed by the Company and all of the Investors;

(b)       automatically if the majority of the stockholders of the Company does not provide the requisite approval thereof;

(c)       automatically if there shall be any law that makes the consummation of such transactions illegal or otherwise prohibited or if any court of competent jurisdiction, governmental authority or Trading Market shall have issued an order, decree, ruling or taken any other action restraining, enjoining or otherwise prohibiting such transactions; and

(d)       automatically on October 31, 2008.

8.         Section 7.9.  Section 7.9 of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following Section 7.9:

7.9       Governing Law; Venue; Waiver of Jury Trial.  THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE COMPANY, THE AGENT AND EACH INVESTOR HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY, THE AGENT OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY, THE AGENT OR ANY INVESTOR, ANY CLAIM THAT HE, SHE OR IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  THE COMPANY, THE AGENT AND EACH INVESTOR HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

9.         References to “this Agreement”, etc.  Where the context permits or requires, references to “this Agreement”, “herein”, “hereunder”, “hereof”, “hereto”, “herewith” and other similar expressions in the Securities Purchase Agreement shall be read and construed as references to the Securities Purchase Agreement, as amended hereby.

10.       Securities Purchase Agreement in Full Force and Effect.  The Securities Purchase Agreement remains in full force and effect, unamended, other than as specifically amended by this Agreement.

11.       Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

12.       Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

13.       Governing Law; Venue; Waiver of Jury Trial.  THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE COMPANY, THE AGENT AND THE INVESTOR HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY, THE AGENT OR THE INVESTOR IN CONNECTION HEREWITH AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY, THE AGENT OR THE INVESTOR, ANY CLAIM THAT HE, SHE OR IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THE SECURITIES PURCHASE AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  THE COMPANY, THE AGENT AND THE INVESTOR HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

14.       Execution.  This Agreement may be executed in any number of separate counterparts (including by facsimile or e-mail transmission), all of which, when taken together, shall be considered one and the same agreement.  In the event that any signature is delivered by facsimile transmission or e-mail attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or e-mail-attached signature page were an original thereof.

15.       Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

16.       Currency.  All dollar amounts in this Agreement are expressed in the lawful currency of the U.S.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

OCCULOGIX, INC.

By:
	Name:	William G. Dumencu
	Title:	Chief Financial Officer and Treasurer

MARCHANT SECURITIES INC.

By:
	Name:	Gregory L. Marchant
	Title:	President and CEO

Name of Investor:

By:
Name:
Title:

Exhibit A

SCHEDULE OF INVESTORS

Investor	Amount of Investment (U.S.$)

2016728 Ontario Inc.	100,000
2144304 Ontario Inc.	0
Dalton J. Albrecht	0
Tsambikos Antonarakis	0
Karl & Kathryn Arrington	0
Ralph J. Barry	0
Simon Benstead	300,000
Michael S. Berg	0
Paul Bluhm	50,000
Tina & Kenny Brienza	0
Frank W. Burr	0
Kris Calder	0
Thomas Calder	0
Timothy Callan	5,000
Trevor Callan	10,000
Cardinal Crest Holdings, LLC	125,000
Cedarview II Holdings Inc.	0
Cheresh Varner Trust	5,000
Norine Cohen	0
John Cornish	0
Marcy Colton	50,000
Tom Colton	50,000
Michael Cucuz	20,000
Allison Dabney	0
John Danas	0
Sunil Dattani	0
Sally A. Davidson	350,000
Thomas N. Davidson Education Trust – 2006	125,000
Thomas N. Davidson Revocable Trust	200,000
Alessandro DeSimone	0
Justin DiCiano	10,000
Bryce C. Douglas	0
Excite Holdings Corporation	0
Ralph W. Goldsilver	25,000
Amarkumar Gudka	0
Guise Management Corporation Defined Benefit Pension Plan	0
HEC Fellows LLC	0
W & R Hickel Family Trust	0

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Investor	Amount of Investment (U.S.$)

James and Daphne Jameson Family Trust	0
Gus and Anne Karnasiotis	60,000
Richard L. Lindstrom	100,000
Attlilio Lombardi	0
Lynchburg Wisdom Ventures, LLC	10,000
Rachel Mamounis	18,000
Peter McCague	0
The Peter Meinig Revocable Trust	0
Melton Willows Pty Ltd	0
Reed A. Miller	0
Kristine Morrill	0
Loutfi Mouaket	0
Peter R. Munson	0
Sean J. Na	0
New Horizons Holdings Inc.	10,000
Vicki G. Norton	0
Peoples International Co. Inc.	40,000
Voula Politis	0
Alfonso Principato	0
Kathy Rakhit	0
Anthony Reisis	50,000
Chris Salapoutis	75,000
David Sarraf	10,000
S.I.F.I. S.p.A.	150,000
David W. Stevens	0
Syra Kamin Limited	50,000
John C. Taylor	25,000
Visionary Consultants Inc.	0
Felicia Warheit	25,000
Glenn Warheit	25,000
Phillip Warheit	100,000
Jack Wasserman Trust	0
Martin J. Waters	0
Markus & Edith Weigand	0
WS Investment Company LLC (2008A)	0
WS Investment Company LLC (2008C)	0
Thomas Yan	0
Jason Yim	0

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